UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 26, 1997
                                                  (July 18, 1997)


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




   Delaware                     1-8736                   94-2934609
  (State or other            (Commission             (I.R.S. Employer
  jurisdiction of            File Number)            Identification Number)
  incorporation)



        650 California Street, San Francisco, California        94108-2788
          (Address of principal executive offices)              (Zip Code)


 Registrant's telephone number, including area code: (415) 981-8150
                                                     http://www.homestake.com

Item 5.    Other Events.

           This Form 8-K is submitted in order to file the Second and Third Amendments to the Registrant's Credit Agreement as listed below in Item 7.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

Exhibit 10.2 Second Amendment, dated as of July 18, 1997, to Credit Agreement among the Registrant, the Lenders, Canadian Imperial Bank of Commerce, as Documentation Agent, The Chase Manhattan Bank of Canada as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, as Administrative Agent.

Exhibit 10.3 Third Amendment, dated as of July 29, 1997, to Credit Agreement among the Registrant, the Lenders, Canadian Imperial Bank of Commerce, as Documentation Agent, The Chase Manhattan Bank of Canada as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, as Administrative Agent.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   August 26, 1997


                                                HOMESTAKE MINING COMPANY
                                                      (Registrant)



                                              By:  /s/ Gene G. Elam
                                                   ----------------
                                                   Gene G. Elam
                                                   Vice President, Finance and
                                                   Chief Financial Officer